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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2008
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Intelsat, Ltd.
(Exact Name of Registrant as Specified in Charter)
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Bermuda	000-50262	98-0346003
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road,
Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (441) 294-1650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On January 4, 2008, Intelsat Holdings, Ltd. received notice that on January 3, 2008, the Bermuda Monetary Authority approved the application of Serafina Holdings Limited to issue shares to certain stockholders of Intelsat Holdings, Ltd. and other parties, in connection with the proposed acquisition (the “Acquisition”) pursuant to the Share Purchase Agreement, dated as of June 19, 2007, by and among Serafina Holdings Limited, Serafina Acquisition Limited, Intelsat Holdings, Ltd., and the shareholders of Intelsat Holdings, Ltd. signatory thereto. No further regulatory approvals are required for the Acquisition and Intelsat Holdings, Ltd. has been advised by Serafina Holdings Limited that the closing of the Acquisition is expected to occur in early February 2008.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2008

INTELSAT, LTD.

By: /s/ Jeffrey P. Freimark
Name: Jeffrey P. Freimark
Title: Chief Financial Officer